UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-21455

                  Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

         2455 Corporate West Drive
                                                      Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
Guggenheim Funds Investment Advisors, LLC
         2455 Corporate West Drive
                                                    Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:        (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

April 30, 2011

(Unaudited)

Guggenheim Enhanced Equity Strategy Fund

GGE

(formerly known as Claymore Dividend & Income Fund)

GUGGENHEIM

www.guggenheimfunds.com/gge

... your path to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund

Dear Shareholder |

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund, formerly known as the Claymore Dividend & Income Fund (the “Fund”).This report covers the Fund’s performance for the semiannual period ended April 30, 2011.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 17.96% and a return of 17.37% based on NAV.The fund outperformed its broad market benchmarks during the reporting period. For the six months ended April 30, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.36%. Return of the MSCI EAFE Index, which measures performance of stock markets in developed markets of Europe,Australasia and the Far East, was 12.98%, and return of the MSCI Emerging Markets Index was 9.84%.As of April 30, 2011, the Fund’s market price of $17.22 represented a discount of 11.92% to NAV of $19.55.As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. During the period covered by this report, the Fund’s investment sub-adviser, responsible for day-to-day management of the Fund’s investments, was Manning & Napier Advisors, Inc. (“Manning & Napier”). Founded in 1970, Manning & Napier is an employee-owned firm that manages and supervises more than $44 billion in client assets as of April 30, 2011.

On March 14, 2011, the Fund announced that its Board of Trustees had approved the appointment of Guggenheim Partners Asset Management, LLC (“GPAM”), an affiliate of GFIA, as investment sub-adviser to the Fund effective May 16, 2011, at which time Manning & Napier ceased to serve as investment sub-adviser to the Fund.The Fund’s primary and secondary investment objectives remain unchanged, but the Fund seeks to achieve these investment objectives by utilizing an enhanced equity option strategy developed by GPAM.The Fund anticipates that this investment strategy may increase the income and gains earned by the Fund, which may result in an increase in the amount of quarterly distributions payable by the Fund beginning in August 2011 to an annualized range of 7% to 8%, based on current market value. The Funds current distribution rate is 2.90% based on the fund’s current quarterly dividend of $0.125 and April 30, 2011 market price of $17.22. No assurance can be given that such a distribution rate will be achieved, and the Fund’s actual distribution rate may be above or below the range stated herein. In connection with the appointment of GPAM, GFIA has agreed to continue the waiver of a portion of the advisory fees payable by the Fund.

In connection with the appointment of GPAM as investment sub-adviser, the name of the Fund was changed, on May 16, 2011, to Guggenheim Enhanced Equity Strategy Fund, and the Fund’s NYSE ticker symbol was changed to “GGE.”Also, the Fund’s CUSIP was changed to 40167K100.

The Fund paid quarterly dividends of $0.125 per common share in November 2010 and February 2011. In addition, the Fund paid a supplemental distribution of $0.022 per common share on December 31, 2010, to shareholders of record as of December 29, 2010.This supplemental distribution, which was made from ordinary income, was made in order to allow the Fund to meet its distribution requirements and avoid excise taxes for 2010.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of the Fund’s semiannual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests partici-

Semiannual Report l April 30, 2011 l 3

GGE l Guggenheim Enhanced Equity Strategy Fund l Dear Shareholder continued

pants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the six months ended April 30, 2011, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gge.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Guggenheim Enhanced Equity Strategy Fund

May 31, 2011

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GGE l Guggenheim Enhanced Equity Strategy Fund

Questions & Answers |

During the six-month period ended April 30, 2011, the Guggenheim Enhanced Equity Strategy Fund, formerly known as the Claymore Dividend & Income Fund (the “Fund”), was managed by a team of professionals at Manning & Napier Advisors, Inc. (“Manning & Napier”).This investment team includes Jeffrey S. Coons, PhD, CFA, Co-Director of Research; Jack Bauer, Managing Director of Fixed Income; Christopher Petrosino, CFA, Senior Analyst, Quantitative Strategies Group; and, Keith Harwood, Senior Fixed Income Analyst. In the following discussion, members of the team provide insight into the Fund’s strategies and results during the six-month period ended April 30, 2011.

1. Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital apprecia-tion.The strategies described below were in place during the six-month period ended April 30, 2011.

Under normal market conditions, the Fund invested at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund’s total assets consisted of investments in dividend-paying common and preferred stocks. The Fund’s investments were focused on securities considered by Manning & Napier to be undervalued or inexpensive relative to other investments.

The Fund was permitted to invest up to 40% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers.There was no minimum credit rating for preferred stocks and debt securities in which the Fund was permitted to invest, although the Fund did not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality. In addition, the Fund was permitted to purchase and sell certain derivative instruments, including, but not limited to, options, futures contracts and options on futures contracts, for various portfolio management purposes including to seek income or capital appreciation, facilitate portfolio management and help reduce risk.

Manning & Napier’s investment process is opportunistic and is characterized by the shift of investment dollars toward areas of the market that are generally believed by Manning & Napier to be undervalued and away from areas that are overvalued. Equities were selected for the portfolio using a disciplined approach to identifying companies with substantial free cash flow relative to their market capitalization. Manning & Napier emphasizes companies that pay a substantial portion of their free cash flow back to shareholders in the form of dividends, unlocking shareholder value.Also important is that a company under consideration has a low estimated risk of bankruptcy, in other words, a financially sound balance sheet.

The portfolio was evaluated on a continuous basis and changes were made as necessary to ensure the consistency of all holdings with Manning & Napier’s definition of value. Once a year, generally in April, near the middle of the Fund’s fiscal year, there was a major rebalancing that not only evaluated all the holdings in the portfolio but also sought to identify new investments that had become attractive based on Manning & Napier’s screening criteria.

The strategy for the fixed income portion of the portfolio, which was approximately 20% of the Fund’s total assets, was a bottom-up, fundamentally-driven approach that sought to invest in high quality companies that generate good cash flow and that Manning & Napier considered to have good prospects.

2. Please tell us about the economic and market environment over the last six months.

The U.S. economy continues to expand, but at a growth rate that Manning & Napier considers to be below its historical long-term trend. Real gross domestic product (GDP) — the output of goods and services produced by labor and property located in the United States — increased at an annual rate of 1.8% in the first quarter of 2011.This pace was considerably slower than in the fourth quarter of 2010, when real GDP increased 3.1%.

Recent data releases revealed mixed economic figures. Leading economic indicators for U.S. economic growth have flattened out, suggesting that overall growth is slowing. On the positive side, the monetary base is growing and consumer credit has improved.Although there has been some improvement in employment figures, wage growth is still extremely low and structural unemployment remains a problem.

Global growth has started to slow, and the global debt load is a major impediment to sustainable improvement. Fiscal austerity measures in many countries are likely to limit developed market growth in the near term. Problems in the Middle East and Japan have caused oil prices to surge, furthering concerns about inflation. Strong developing market demand coupled with supply bottlenecks increases the risk of further increases in commodity prices. Overall, the economy looks to be mid-cycle for developed markets, yielding subdued growth with continued easy monetary policy, and reasonable stock market valuations. For the developing world, the economy looks more late cycle, with headwinds of tightening policy, decelerating growth, and more challenging valuations.

Semiannual Report l April 30, 2011 l 5

GGE l Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

Despite uncertainties created by political turmoil in the Middle East, the devastating earthquake and tsunami in Japan, and debt problems in Europe, world equity markets have demonstrated considerable resilience.

Interest rates continue to be very low, reflecting the Federal Reserve Board’s (the “Fed”) highly accommodative monetary policy. In the bond market, lower quality issues performed much better than the securities with the highest credit ratings, reflecting investors’ increasing willingness to embrace credit risk as they search for yield.The Barclays Capital U.S.Aggregate Bond Index, which measures the return of the investment grade rated segment of the U.S. bond market, returned 0.02% for the six months ended April 30, 2011.The return of the Barclays Capital U.S. Corporate HighYield Index, which measures performance of high yield bonds, was 6.15%.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 17.96% and a return of 17.37% based on NAV.The Fund outperformed its broad market benchmarks during the reporting period. For the six months ended April 30, 2011, the S&P 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 16.36%. Return of the MSCI EAFE Index, which measures performance of stock markets in developed markets of Europe,Australasia and the Far East, was 12.98%, and return of the MSCI Emerging Markets Index was 9.84%.As of April 30, 2011, the Fund’s market price of $17.22 represented a discount of 11.92% to NAV of $19.55.As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

4. What were the major investment decisions that affected the Fund’s performance over this six-month period?

As in past periods, the Fund’s portfolio was structured with approximately 80% of assets in equities and 20% in corporate bonds. During the first quarter of the Fund’s fiscal year (November 2010 through January 2011), market conditions were difficult for the Fund’s style of investing. In general, lower quality stocks, based on criteria such as Standard & Poor’s ratings for earnings growth and stability, performed better than higher quality issues.Also, stocks with lower dividend yields performed better than higher-yielding stocks. During this period, the Fund’s concentration in consumer staples and health care caused the portfolio to underperform broad market averages during a period when cyclical issues generally performed best. During the last three months, there was a shift in market leadership, with a bit more willingness to reward quality companies. During this period, the Fund’s positions in health care and consumer staples were not the drag they were in the first three months of the period.Also the Fund’s overweight in energy and underweight in the financials sector contributed to performance.

In the bond portion of the portfolio, the relatively long duration of the Fund’s holdings contributed to yield.As spreads for corporate bonds tightened (that is, the difference in yield between higher quality and lower quality bonds narrowed), the Fund’s bond portfolio performed fairly well.

Among the major contributors to performance were stocks of several large international integrated oil companies, including Chevron Corp., Exxon Mobil Corp., ConocoPhillips and Total SA (3.8%, 3.2%, 2.3% and 3.0%, respectively, of long-term investments at period end). Other major contributors included Pfizer Inc., a global biopharmaceutical company, which was up more than 20%, and Philip Morris International, Inc., a leading international tobacco company (3.3% and 2.5%, respectively, of long-term investments at period end).The greatest detractor from performance was Nokia OYJ, a producer and marketer of mobile communication devices; this holding (0.5% of long-term investments at period end) was down approximately 14% during the period.Also somewhat negative was Koninklijke Philips Electronics NV (0.5% of long-term investments at period end), a Dutch producer of consumer electronics, lighting and health care products.

5. What changes have been made to the portfolio in recent months?

As discussed in the shareholder letter in the opening pages of this report, investment management of the Fund was transitioned to Guggenheim Partners Asset Management, LLC in May 2011. In preparation for this transition, the Fund’s investment adviser, Guggenheim Funds Investment Advisors, LLC, directed Manning & Napier to proceed with the April portfolio rebalance, selling securities that were no longer considered appropriate for the portfolio, but not making new investments.The proceeds of sales made in the course of the rebalance were approximately $20 million, which was used to reduce leverage.As of April 30, 2011, the Fund’s outstanding leverage was $10.25 million. It is anticipated that the Fund will increase its leverage during the upcoming months.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. During the six months ended April 30, 2011, the leverage contributed to performance, since the port-

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GGE l Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

folio’s return was greater than the cost of leverage.There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

Beginning May 16, 2011, Guggenheim Partners Asset Management, LLC (“GPAM”) serves as the investment sub-adviser to the Fund.The Fund is managed by a team of seasoned professionals at GPAM, an affiliate of GFIA.This team includes B. Scott Minerd, Chief Investment Officer;Anne Bookwalter Walsh, CFA, JD,Assistant Chief Investment Officer; Farhan Sharaff,Assistant Chief Investment Officer; Jayson Flowers, Managing Director; and Jamal Pesaran, CFA, Portfolio Sector Manager.This team provided the responses to the following questions.

6. What investment strategies will be used by the new investment sub-adviser?

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.The Fund will continue to utilize leverage in order to meet the Funds primary objective of generating a high level of income while also being used to deliver a beta more closely aligned to that of the S&P 500.

In current market conditions, GPAM expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds.The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through dividends paid on securities owned by the Fund and from cash premiums received from selling options.Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks.To the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

7. Are there changes to investment policies in connection with the new strategies?

The Fund’s Board of Trustees has approved changes to certain non-fundamental investment policies of the Fund.These changes became effective May 16, 2011.

The Fund no longer has an investment policy of investing, under normal market conditions, at least 80% of its total assets in dividend-paying or other income-producing securities. Nor is it an investment policy of the Fund, under normal market conditions, to invest at least 65% of the Fund’s total assets in dividend-paying common and preferred stocks.

Instead, the Fund has adopted a non-fundamental investment policy of, under normal market conditions, investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.This policy may be changed by the Board, but no change currently is anticipated. If this policy changes, the Fund will provide shareholders at least 60 days written notice before implementation of the change.

In addition, the Fund no longer has an investment policy of investing up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. Instead, the Fund will be able to invest without limitation in securities of other open- or closed-end investment companies, including exchange-traded funds.

As stated above, in current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. Investments in exchange-traded funds and other investment funds which invest at least 80% of their assets in equity securities or have investment objectives or strategies of tracking equity market indices will be included as investments in equity securities for the purpose of the Fund’s investment policy of investing at least 80% of its assets in equity securities.

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GGE l Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

The Barclays Capital US Corporate HighYield Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisers, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives.The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk.The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Options Risk.There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date.Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPAM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a

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GGE l Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPAM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See“Leverage Risk”below.

Counterparty Risk.The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return.This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board ofTrustees and the Board ofTrustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Medium and Smaller Company Risk.The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Foreign Investment Risk.The Fund’s investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar,

Semiannual Report l April 30, 2011 l 9

GGE l Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio.The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Portfolio Turnover Risk.The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Legislation and Regulation Risk.The Dodd-Frank Wall Street Reform and Consumer Protection Act (the“Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of Rating Agencies; and the enactment of new federal requirements for residential mortgage loans.The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes.The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Trust or entities in which the Trust invests. Legislation or regulation may also change the way in which theTrust itself is regulated.There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

Risks Associated with Recent Market Developments. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.These events, along with the deterioration of the housing market and the failure of major financial institutions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets, reduced the availability of debt and equity capital for the market as a whole and financial firms in particular and resulted in market interventions by the U.S. federal government. Such market conditions may increase the volatility of the value of securities owned by theTrust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the Common Shareholders.These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust. Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Trust’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact theTrust’s portfolio. Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Trust’s portfolio. The Adviser and Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Trust.

Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Please see www.guggenheimfunds.com/gge for a more detailed discussion about Fund risks and considerations.

10 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund1

Fund Summary | As of April 30, 2011 (unaudited)

Fund Statistics
Share Price	$17.22
Common Share Net Asset Value	$19.55
Premium/Discount to NAV	-11.92%
Net Assets Applicable to Common Shares ($000)	$97,638

Total Returns
(Inception 1/27/04)	Market	NAV
Six Month	17.96%	17.37%
One Year	22.73%	20.34%
Three Year - average annual	-35.27%	-36.56%
Five Year - average annual	-24.28%	-25.67%
Since Inception - average annual	-16.36%	-15.07%

% of Long-Term
Industry Breakdown	Investments
Oil & Gas	15.0%
Pharmaceuticals	12.5%
Retail	6.8%
Beverages	5.4%
Healthcare-Products	4.7%
Semiconductors	4.4%
Miscellaneous Manufacturing	4.3%
Telecommunications	4.2%
Agriculture	4.2%
Food	3.9%
All Other Industries	34.6%

% of Long-Term
Country Breakdown	Investments
United States	80.8%
United Kingdom	4.3%
France	3.0%
Taiwan	1.8%
Switzerland	1.4%
Norway	1.3%
Japan	1.2%
Canada	1.0%
Sweden	0.7%
South Africa	0.6%
Netherlands	0.5%
Bermuda	0.5%
Finland	0.5%
Chile	0.4%
Germany	0.3%
South Korea	0.3%
Mexico	0.3%
Luxembourg	0.3%
Brazil	0.3%
Ireland	0.2%
Philippines	0.2%
Belgium	0.1%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

1 Effective May 16, 2011 the name of the Fund changed from Claymore Dividend & Income Fund to Guggenheim Enhanced Equity Strategy Fund.

% of Long-Term
Top Ten Issuers	Investments
Chevron Corp.	3.8%
Johnson & Johnson	3.5%
Pfizer, Inc.	3.3%
Exxon Mobil Corp.	3.2%
Coca-Cola Co.	3.1%
Total SA	3.0%
Procter & Gamble Co.	2.7%
Intel Corp.	2.5%
Philip Morris International, Inc.	2.5%
Wal-Mart Stores, Inc.	2.4%

Semiannual Report l April 30, 2011 l 11

GGE l Guggenheim Enhanced Equity Strategy Fund

Portfolio of Investments | April 30, 2011 (unaudited)

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 110.1%
	Corporate Bonds – 21.7%
	Airlines – 0.4%
$407,000	Southwest Airlines Co.	BBB	5.13%	03/01/2017	N/A	$ 428,905
	Banks – 3.5%
198,000	Bank of America Corp.(a) (b)	BB+	8.00%	–	01/30/18 @ 100	214,463
401,000	Citigroup, Inc.(c)	A	8.50%	05/22/2019	N/A	500,398
404,000	Goldman Sachs Group, Inc.(c)	A-	6.75%	10/01/2037	N/A	420,031
202,000	JPMorgan Chase & Co., Series 1(a) (b)	BBB+	7.90%	–	04/30/18 @ 100	222,716
396,000	JPMorgan Chase & Co.	A+	6.30%	04/23/2019	N/A	448,225
405,000	Manufacturers & Traders Trust Co.(c)	A-	6.63%	12/04/2017	N/A	468,122
400,000	Morgan Stanley, Series MTN	A	5.55%	04/27/2017	N/A	430,900
405,000	PNC Bank NA, Series BKNT	A	5.25%	01/15/2017	N/A	438,967
202,000	Wells Fargo & Co., Series K(a) (b)	A-	7.98%	–	03/15/18 @ 100	223,210
						3,367,032
	Diversified Financial Services – 2.9%
399,000	American Express Co.(c)	BBB+	8.13%	05/20/2019	N/A	507,532
137,000	American Express Co.(a)	BB	6.80%	09/01/2066	09/01/16 @ 100	144,192
260,000	Caterpillar Financial Services Corp., Series MTN	A	7.15%	02/15/2019	N/A	321,353
300,000	Credit Acceptance Corp.	BB	9.13%	02/01/2017	02/01/14 @ 105	328,125
400,000	Discover Financial Services(c)	BBB-	10.25%	07/15/2019	N/A	529,404
397,000	General Electric Capital Corp., Series MTNA	AA+	6.75%	03/15/2032	N/A	449,294
200,000	Goldman Sachs Capital II(a) (b) (d)	BBB-	5.79%	–	06/01/12 @ 100	173,500
400,000	Merrill Lynch & Co., Inc.(c)	A-	6.11%	01/29/2037	N/A	392,980
						2,846,380
	Electric – 0.8%
401,000	Exelon Generation Co., LLC(c)	BBB	6.20%	10/01/2017	N/A	451,384
264,000	Southwestern Electric Power Co.	BBB	6.45%	01/15/2019	N/A	297,669
						749,053
	Entertainment – 0.5%
404,000	International Game Technology(c)	BBB	7.50%	06/15/2019	N/A	465,563
	Environmental Control – 0.5%
405,000	Waste Management, Inc.(c)	BBB	7.38%	03/11/2019	N/A	490,999
	Forest Products & Paper – 0.5%
411,000	International Paper Co.	BBB	7.50%	08/15/2021	N/A	491,486
	Healthcare-Products – 0.4%
404,000	Alere, Inc.	B-	9.00%	05/15/2016	05/15/13 @ 105	435,310
	Healthcare-Services – 1.3%
399,000	Aetna, Inc.(c)	A-	6.75%	12/15/2037	N/A	455,761
399,000	UnitedHealth Group, Inc.	A-	6.50%	06/15/2037	N/A	438,880
397,000	WellPoint, Inc.	A-	5.95%	12/15/2034	N/A	407,938
						1,302,579
	Household Products & Housewares – 0.7%
410,000	Fortune Brands, Inc.	BBB-	6.63%	07/15/2028	N/A	407,868
300,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC(e)	B-	8.50%	05/15/2018	05/15/14 @ 104	310,500
						718,368

See notes to financial statements.

12 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Insurance – 0.7%
$398,000	American International Group, Inc.	A-	5.38%	10/18/2011	N/A	$ 405,960
300,000	Fidelity National Financial, Inc.	BBB-	6.60%	05/15/2017	N/A	319,939
						725,899
	Media – 2.2%
400,000	British Sky Broadcasting Group PLC (United Kingdom)(e)	BBB+	9.50%	11/15/2018	N/A	531,920
394,000	Comcast Corp.	BBB+	6.55%	07/01/2039	N/A	426,978
265,000	Time Warner, Inc.	BBB	7.70%	05/01/2032	N/A	320,392
325,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Germany)(e)	BB-	8.13%	12/01/2017	12/01/12 @ 108	345,313
397,000	Walt Disney Co., Series MTNB(c)	A	7.00%	03/01/2032	N/A	492,253
						2,116,856
	Mining – 0.3%
275,000	Alcoa, Inc.	BBB-	6.75%	07/15/2018	N/A	311,360
	Miscellaneous Manufacturing – 0.5%
199,000	GE Capital Trust I(a)	A+	6.38%	11/15/2067	11/15/17 @ 100	207,209
274,000	Textron, Inc.	BBB-	7.25%	10/01/2019	N/A	319,552
						526,761
	Oil & Gas – 0.9%
405,000	Anadarko Petroleum Corp.	BBB-	8.70%	03/15/2019	N/A	508,587
360,000	Coffeyville Resources, LLC / Coffeyville Finance, Inc.(e)	BB	9.00%	04/01/2015	04/01/12 @ 107	394,200
						902,787
	Oil & Gas Services – 0.6%
411,000	Weatherford International Ltd. (Bermuda)(c)	BBB	9.63%	03/01/2019	N/A	533,792
	Real Estate Investment Trusts – 1.8%
301,000	AvalonBay Communities, Inc., Series MTN	BBB+	6.10%	03/15/2020	N/A	340,582
301,000	Boston Properties, LP	A-	5.88%	10/15/2019	N/A	331,559
301,000	Camden Property Trust	BBB	5.70%	05/15/2017	N/A	333,068
301,000	HCP, Inc., Series MTN	BBB	6.70%	01/30/2018	N/A	341,060
298,000	Simon Property Group, LP	A-	10.35%	04/01/2019	N/A	415,200
						1,761,469
	Retail – 0.9%
394,000	Home Depot, Inc.	BBB+	5.88%	12/16/2036	N/A	402,397
399,000	Kohl’s Corp.	BBB+	6.88%	12/15/2037	N/A	463,699
						866,096
	Semiconductors – 0.4%
300,000	MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (South Korea)	B+	10.50%	04/15/2018	04/15/14 @ 105	339,750
	Software – 0.3%
264,000	Oracle Corp.	A	6.13%	07/08/2039	N/A	290,502
	Telecommunications – 0.6%
262,000	Corning, Inc.	BBB+	6.63%	05/15/2019	N/A	305,217
300,000	Wind Acquisition Finance SA (Luxembourg)(e)	BB	7.25%	02/15/2018	11/15/13 @ 105	318,000
						623,217
	Transportation – 1.0%
399,000	CSX Corp.(c)	BBB	6.00%	10/01/2036	N/A	422,432
408,000	FedEx Corp.(c)	BBB	8.00%	01/15/2019	N/A	510,431
						932,863
	Total Corporate Bonds – 21.7%
	(Cost $19,011,214)					21,227,027

See notes to financial statements.

Semiannual Report l April 30, 2011 l 13

GGE l Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Number		Rating
of Shares	Description	(S&P)*	Coupon	Value
	Convertible Preferred Stock – 2.4%
	Financial – 2.4%
342	Fannie Mae(b)	C	5.38%	$ 2,308,500
	(Cost $33,154,000)
	Common Stocks – 85.5%
	Advertising – 0.2%
4,906	Omnicom Group, Inc.			241,326
	Aerospace & Defense – 2.9%
5,830	General Dynamics Corp.			424,541
5,765	Lockheed Martin Corp.			456,876
6,269	Northrop Grumman Corp.			398,771
5,904	Raytheon Co.			286,639
14,313	United Technologies Corp.(c)			1,282,159
				2,848,986
	Agriculture – 4.6%
44,545	Altria Group, Inc.(c)			1,195,588
9,716	Archer Daniels Midland Co.			359,686
3,104	Lorillard, Inc.			330,576
38,214	Philip Morris International, Inc.(c)			2,653,580
				4,539,430
	Apparel – 0.2%
2,325	VF Corp.			233,802
	Beverages – 6.0%
2,180	Brown-Forman Corp., Class B			156,655
48,991	Coca-Cola Co.(c)			3,304,933
34,116	PepsiCo, Inc.(c)			2,350,251
				5,811,839
	Chemicals – 1.7%
19,596	EI Du Pont de Nemours & Co.(c)			1,112,857
1,684	International Flavors & Fragrances, Inc.			106,968
3,388	PPG Industries, Inc.			320,742
1,653	Sherwin-Williams Co.			136,025
				1,676,592
	Commercial Services – 0.8%
10,578	Automatic Data Processing, Inc.(c)			574,914
7,715	Paychex, Inc.			252,358
				827,272
	Cosmetics & Personal Care – 3.9%
8,198	Avon Products, Inc.			240,857
7,460	Colgate-Palmolive Co.(c)			629,251
44,535	Procter & Gamble Co.(c)			2,890,322
				3,760,430
	Distribution & Wholesale – 0.2%
3,372	Genuine Parts Co.			181,076
	Electric – 1.3%
4,136	Empresa Nacional de Electricidad SA, ADR (Chile)			233,188
9,872	Enersis SA, ADR (Chile)			210,866
9,977	Exelon Corp.(c)			420,530
11,068	Public Service Enterprise Group, Inc.(c)			356,058
				1,220,642

See notes to financial statements.

14 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Electrical Components & Equipment – 1.0%
16,141	Emerson Electric Co.(c)	$ 980,727
	Electronics – 0.7%
3,115	Garmin Ltd. (Switzerland)	106,627
19,256	Koninklijke Philips Electronics NV(Netherlands)(c)	567,859
		674,486
	Engineering & Construction – 1.0%
34,769	ABB Ltd., ADR (Switzerland)(c)	955,800
	Environmental Control – 0.4%
10,158	Waste Management, Inc.(c)	400,835
	Food – 4.3%
6,932	Campbell Soup Co.	232,846
1,519	Delhaize Group SA, ADR (Belgium)	130,421
13,665	General Mills, Inc.	527,196
4,787	Hershey Co.	276,258
6,875	HJ Heinz Co.	352,206
4,094	Hormel Foods Corp.	120,405
2,455	JM Smucker Co.	184,297
7,849	Kellogg Co.(c)	449,512
34,419	Kraft Foods, Inc., Class A(c)	1,155,790
2,861	McCormick & Co., Inc.	140,532
13,184	Sara Lee Corp.(c)	253,133
12,343	Sysco Corp.(c)	356,836
		4,179,432
	Healthcare-Products – 4.7%
9,387	Baxter International, Inc.	534,120
3,654	Becton, Dickinson & Co.	314,025
56,783	Johnson & Johnson(c)	3,731,779
		4,579,924
	Home Furnishings – 0.1%
1,472	Whirlpool Corp.	126,857
	Household Products & Housewares – 0.6%
8,688	Kimberly-Clark Corp.(c)	573,929
	Insurance – 0.4%
11,787	Marsh & McLennan Cos., Inc.(c)	356,910
	Media – 1.3%
6,601	McGraw-Hill Cos., Inc.	267,143
14,738	Pearson PLC, ADR (United Kingdom)(c)	280,759
17,837	Thomson Reuters Corp. (Canada)(c)	721,863
		1,269,765
	Miscellaneous Manufacturing – 4.2%
15,142	3M Co.(c)	1,471,954
3,619	Cooper Industries PLC (Ireland)	238,673
3,741	Dover Corp.	254,538
15,247	Honeywell International, Inc.(c)	933,574
10,553	Illinois Tool Works, Inc.(c)	616,401
2,759	ITT Corp.	159,442
8,675	Tyco International Ltd. (Switzerland)	422,819
		4,097,401

See notes to financial statements.

Semiannual Report l April 30, 2011 l 15

GGE l Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Office & Business Equipment – 0.1%
4,371	Pitney Bowes, Inc.	$ 107,352
	Oil & Gas – 15.6%
37,309	Chevron Corp.(c)	4,083,097
30,991	ConocoPhillips(c)	2,446,119
39,146	Exxon Mobil Corp.(c)	3,444,848
11,785	Sasol Ltd., ADR (South Africa)(c)	681,409
46,509	Statoil ASA, ADR (Norway)(c)	1,363,179
50,223	Total SA, ADR (France)(c)	3,225,823
		15,244,475
	Pharmaceuticals – 13.8%
32,620	Abbott Laboratories(c)	1,697,545
29,694	AstraZeneca PLC ADR (United Kingdom)(c)	1,479,652
36,194	Bristol-Myers Squibb Co.(c)	1,017,051
24,659	ELI Lilly & Co.(c)	912,630
54,456	GlaxoSmithKline PLC, ADR (United Kingdom)(c)	2,377,549
66,084	Merck & Co., Inc.(c)	2,375,720
171,615	Pfizer, Inc.(c)	3,597,050
		13,457,197
	Retail – 6.6%
2,186	Darden Restaurants, Inc.	102,676
34,798	Home Depot, Inc.(c)	1,292,398
6,610	Limited Brands, Inc.	272,068
22,442	McDonald’s Corp.(c)	1,757,433
47,909	Wal-Mart Stores, Inc.(c)	2,634,037
7,086	Yum! Brands, Inc.	380,093
		6,438,705
	Semiconductors – 4.5%
118,000	Intel Corp.(c)	2,736,420
4,814	Linear Technology Corp.	167,527
109,128	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)(c)	1,473,228
		4,377,175
	Telecommunications – 4.0%
14,828	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(c)	467,823
1,953	Harris Corp.	103,763
56,034	Nokia OYJ, ADR (Finland)(c)	517,194
67,523	NTT DoCoMo, Inc., ADR (Japan)(c)	1,249,851
3,464	Philippine Long Distance Telephone Co., ADR (Philippines)	200,877
9,117	Rogers Communications, Inc., Class B (Canada)	344,896
46,944	Telefonaktiebolaget LM Ericsson, ADR (Sweden)(c)	713,549
18,117	Telefonos de Mexico SAB de CV, ADR (Mexico)(c)	339,150
		3,937,103
	Toys, Games & Hobbies – 0.3%
2,107	Hasbro, Inc.	98,692
7,444	Mattel, Inc.	198,904
		297,596

See notes to financial statements.

16 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments (unaudited) continued

Number
of Shares	Description	Value
	Water – 0.1%
2,445	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)	$ 143,081
	Total Common Stocks – 85.5%
	(Cost $63,220,683)	83,540,145
	Preferred Stock – 0.2%
	Electric – 0.2%
7,639	Cia Energetica de Minas Gerais, ADR (Brazil)	159,426
	(Cost $101,641)
	Limited Partnership – 0.3%
	Real Estate – 0.3%
400,000	Kodiak Funding, LP (f)	288,000
	(Cost $3,496,000)
	Total Long-Term Investments – 110.1%
	(Cost $118,983,538)	107,523,098
	Short-Term Investments – 0.1%
	Money Market – 0.1%
45,689	Dreyfus Money Market Bond Fund	45,689
	(Cost $45,689)
	Total Investments – 110.2%
	(Cost $119,029,227)	107,568,787
	Other Assets in excess of Liabilities – 0.3%	319,256
	Borrowings – (10.5% of Net Assets or 9.5% of Total Investments)	(10,250,000)
	Net Assets – 100.0%	$ 97,638,043

ADR – American Depositary Receipt
ASA – Stock Company
GmbH – Limited Liability
GmbH & Co. KG – Limited Partnership
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Available
NV – Publicly Traded Company
OYJ – Public Traded Company
PLC – Public Limited Company
SA – Corporation
SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for secu- rities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
(a)	Floating or variable rate coupon. The rate shown is as of April 30, 2011.
(b)	Perpetual maturity.
(c)	All or a portion of these securities have been physically segregated in connection with borrowings. As of April 30, 2011, the total amount segregated was $76,406,962.
(d)	Security is a hybrid bond that will convert to a preferred stock on the first call date.
(e)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011 these securities amounted to $1,899,933, which represents 1.9% of net assets applicable to common shares.

(f)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $288,000 which represents 0.3% of Net Assets Applicable to Common Shares.

See notes to financial statements.

Semiannual Report l April 30, 2011 l 17

GGE l Guggenheim Enhanced Equity Strategy Fund

Statement of Assets and Liabilities | April 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $119,029,227)	$107,568,787
Dividends and interest receivable	489,795
Cash	248
Other assets	105,890
Total assets	108,164,720
Liabilities
Borrowings	10,250,000
Advisory fee payable	72,806
Administrative fee payable	2,102
Interest due on borrowings	1,143
Accrued expenses and other liabilities	200,626
Total liabilities	10,526,677
Net Assets Applicable to Common Shareholders	$97,638,043
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	772,487,780
Accumulated net unrealized depreciation on investments	(11,460,440)
Accumulated net realized loss on investments and currency transactions	(663,752,158)
Accumulated undistributed net investment income	312,921
Net Assets Applicable to Common Shareholders	$97,638,043
Net Asset Value Applicable to Common Shareholders
(based on 4,993,991 common shares outstanding)	$19.55

See notes to financial statements.

18 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund

Statement of Operations | For the six months ended April 30, 2011 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $46,851)	$1,505,888
Interest	733,317
Total income		$2,239,205
Expenses
Advisory fee	504,726
Professional fees	138,849
Trustees’fees and expenses	46,814
Printing expenses	38,505
Fund accounting	24,462
Insurance expense	19,501
Administrative fee	16,329
Custodian fee	14,824
NYSE listing fee	10,498
Transfer agent fee	9,556
Miscellaneous	15,424
Interest expense	194,093
Total expenses		1,033,581
Advisory fees waived		(47,504)
Net expenses		986,077
Net investment income		1,253,128
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		4,834,850
Net change in unrealized appreciation on:
Investments		8,415,435
Net gain on investments		13,250,285
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$14,503,413

See notes to financial statements.

Semiannual Report l April 30, 2011 l 19

GGE l Guggenheim Enhanced Equity Strategy Fund

Statement of Changes in Net Assets

Applicable to Common Shareholders |
	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(unaudited)	October 31, 2010
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations
Net investment income	$1,253,128	$2,906,536
Net realized gain (loss) on investments, in-kind redemptions and currency transactions	4,834,850	(1,117,683)
Net change in unrealized appreciation on investments and currency transactions	8,415,435	18,170,097
Distributions to Preferred Shareholders from
Net investment income	–	(126,017)
Net increase in net assets applicable to common shareholders resulting from operations	14,503,413	19,832,933
Distributions to Common Shareholders
From and in excess of net investment income	(1,358,365)	(3,868,047)
Capital Share Transactions
Cost of common shares repurchased	–	(66,354,778)
Total increase (decrease) in net assets applicable to common shareholders	13,145,048	(50,389,892)
Net Assets
Beginning of period	84,492,995	134,882,887
End of period (including accumulated undistributed net investment income of $312,921 and
$418,158, respectively)	$97,638,043	$84,492,995

See notes to financial statements.

20 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund

Statement of Cash Flows | For the six months ended April 30, 2011 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$14,503,413
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(8,415,435)
Net realized gain on investments	(4,834,850)
Purchase of long-term investments	(1,158,540)
Proceeds from sale of long-term investments	20,737,841
Amortization of premium and other	39,209
Net sales of short-term investments	2,790,853
Decrease in dividends and interest receivable	3,998
Increase in other assets	(29,314)
Decrease in advisory fee payable	(3,825)
Decrease in administrative fee payable	(136)
Increase in accrued expenses and other liabilities	72,899
Decrease in interest due on borrowings	(3,500)
Net Cash Provided by Operating and Investing Activities	23,702,613
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(1,358,365)
Decrease in borrowings	(22,750,000)
Net Cash Used by Financing Activities	(24,108,365)
Net decrease in cash	(405,752)
Cash at Beginning of Period	406,000
Cash at End of Period	$248
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$197,592

See notes to financial statements.

Semiannual Report l April 30, 2011 l 21

GGE l Guggenheim Enhanced Equity Strategy Fund

Financial Highlights |

	For the
Per share operating	Six Months Ended		For the		For the		For the		For the		For the
performance for a common	April 30,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
share outstanding	2011		October 31,		October 31,		October 31,		October 31,		October 31,
throughout the period *	(unaudited)		2010		2009		2008		2007		2006
Net asset value, beginning of period	$16.92		$14.86		$19.65		$113.95		$119.55		$103.10
Income from investment operations
Net investment income (a)	0.25		0.49		0.90		6.75		7.70		7.09
Net realized and unrealized gain (loss) on investments, futures,
options and swap transactions	2.65		2.15		(4.83)		(92.50)		(4.30)		18.08
Distributions to Preferred Shareholders
From net investment income and return of capital
(common share equivalent basis)	–		(0.02)		(0.21)		(2.05)		(2.50)		(2.22)
Total from investment operations	2.90		2.62		(4.14)		(87.80)		0.90		4.59
Distributions to Common Shareholders
From and in excess of net investment income	(0.27)		(0.56)		(0.65)		(4.73	)(e)	(6.50)		(6.50)
Return of capital	–		–		–		(1.77	)(e)	–		–
Total distributions to Common Shareholders	(0.27)		(0.56)		(0.65)		(6.50)		(6.50)		(6.50)
Net asset value, end of period	$19.55		$16.92		$14.86		$19.65		$113.95		$119.55
Market value, end of period	$17.22		$14.86		$14.25		$14.90		$98.10		$108.05
Total investment return (b)
Net asset value	17.37%		18.01%		(19.99)%		(81.30)%		0.67%		23.05%
Market value	17.96%		8.45%		3.50%		(83.31)%		(3.53)%		26.97%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$97,638		$84,493		$134,883		$178,223		$1,034,697		$1,085,306
Preferred Shares, at liquidation value ($25,000 per share liquidation
preference) (thousands)	$–		$–		$30,000		$125,000		$425,000		$425,000
Preferred Shares asset coverage per share	$–		$–		$137,402		$60,645		$85,859		$88,842
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.80	%(g)	2.18%		2.66%		1.76%		1.42%		1.47
Interest expense	0.44	%(g)	0.50%		0.11%		–%		–%		–%
Total net expense	2.24	%(g)	2.68%		2.77%		1.76%		1.42%		1.47%
Fee waiver	0.11	%(g)	0.11%		0.09%		–%		–%		–%
Total gross expense	2.35	%(c)(g)	2.79	%(c)	2.86	%(c)	1.76	%(c)	1.42	%(c)	1.47%
Net investment income, after fee waiver and effect of dividends to preferred shares	2.85	%(g)	3.04%		5.38%		6.36%		4.36%		4.40%
Portfolio turnover	1%		26%		172	%(f)	68%		57%		25%
Senior indebtedness
Total borrowings outstanding (in thousands)	$10,250		$33,000		$30,000		$–		$–		$–
Asset coverage per $1,000 of indebtedness (d)	$10,526		$3,560		$6,496		$–		$–		$–

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the six months ended April 30, 2011, 0.00% for the year ended October 31, 2010 and the year ended October 31, 2009, and 0.02% for the year ended October 31, 2008 and October 31, 2007.The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.
(g)	Annualized.

See notes to financial statements.

22 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund

Notes to Financial Statements | April 30, 2011 (unaudited)

Note 1 – Organization:

Effective May 16, 2011, the Claymore Dividend & Income Fund announced that its name and New York Stock Exchange (“NYSE”) ticker symbol have changed to Guggenheim Enhanced Equity Strategy Fund (NYSE: GGE). Guggenheim Enhanced Equity Strategy Fund (the“Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. Prior to May 16, 2011, the Fund pursued its investment objective by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using quoted prices that are fair valued using procedures approved by the Board of Trustees. The fair value estimate for the Level 3 security in the Fund was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures adopted by the Board of Trustees. There

Semiannual Report l April 30, 2011 l 23

GGE l Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

were various factors considered in reaching fair value determination, including, but not limited, to the following: the type of security, the extent of public trading of the security, analysis of the company’s performance and the present value of potential future earnings of the investment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2011.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$83,540	$ –	$ –	$ 83,540
Corporate Bonds	–	21,227	–	21,227
Convertible Preferred Stocks	2,309	–	–	2,309
Limited Partnership	–	–	288	288
Preferred Stocks	159	–	–	159
Money Market Fund	46	–	–	46
Total	$86,054	$21,227	$288	$107,569

Level 3 holdings	Securities
(value in $000s)
Beginning Balance at October 31, 2010	$248
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	40
Net Purchases and Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at April 30, 2011	$288

There were no transfers between Levels during the period ended April 30, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. The Fund is subject to equity price risk when utilizing option contracts. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund did not invest in options during the period ended April 30, 2011.

(d) Distributions

The Fund declares and pays quarterly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

24 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA”or the“Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of the Fund’s sub-adviser, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are its affiliates.

Pursuant to a sub-advisory agreement among the Fund, the Adviser and the Fund’s sub-adviser, the sub-adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees of the Fund who are its affiliates.

On March 14, 2011, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, the Adviser and Manning & Napier Advisors, Inc. (“Manning & Napier”) and approved the appointment of Guggenheim Partners Asset Management, LLC (“GPAM”) as the new investment sub-adviser to the Fund. Both GFIA and GPAM are subsidiaries of Guggenheim Partners, LLC, a diversified financial services firm. Pursuant to this appointment, GPAM entered into an interim investment sub-advisory agreement (the“Interim Sub-Advisory Agreement”) with the Fund and the Adviser, which will be in effect for an interim period of up to 150 days pending shareholder approval of a new investment sub-advisory agreement among the Fund, the Adviser and GPAM (the“New Sub-Advisory Agreement”). The Fund intends to submit the New Sub-Advisory Agreement to shareholders for approval at the 2011 annual meeting of shareholders of the Fund.

Under the investment advisory agreement between the Fund and the Adviser, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the sub-advisory agreement with Manning & Napier, the Advisor agreed to pay Manning & Napier 0.42% of the Fund’s managed assets as compensation for its services. The Adviser is waiving 0.09% of the investment advisory fee and this waiver has been assumed by Manning & Napier. The benefit to the Fund from this waiver is 0.08%. This previously agreed upon fee waiver is due to expire on June 17, 2011. Beginning upon the expiration of the current fee waiver and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund will pay to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser will pay to GPAM a sub-advisory fee equal to 0.33% of the average daily value of the Fund’s total managed assets until the expiration of the previously entered into fee waiver on June 17, 2011, at which time the Adviser will pay to GPAM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended April 30, 2011, the Fund recognized expenses of $16,329 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Semiannual Report l April 30, 2011 l 25

GGE l Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of April 30, 2011 is as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation
for Tax	Unrealized	Unrealized	Depreciation on	On Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$119,051,162	$23,127,252	($34,609,627)	($11,482,375)	$ –

As of October 31, 2010, (the most recent fiscal year end for federal income tax purposes) the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated)	(Accumulated)
Ordinary Loss)	Capital Loss)
$171,508	($668,318,423)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from royalty trusts, partnerships and investments in preferred securities.

As of October 31, 2010, (the most recent fiscal year end for federal income tax purposes) the Fund anticipated utilizing $3,716,592 of capital loss carryforward. The Fund had a remaining carryforward of $668,318,423 available to offset possible future capital gains.

Of the capital loss carryforward, $225,018,762 is set to expire on October 31, 2016, and $443,299,661 is set to expire on October 31, 2017. Given the current size of the Fund, it is likely that the Fund will be unable to fully utilize these capital losses carryforwards prior to their expiration.

For the year ended October 31, 2010, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2010
Ordinary income - common shares	$3,868,047
Ordinary income - preferred shares	126,017
$3,994,064

During the period ended April 30, 2011, distributions of $1,358,365 were paid to common shareholders. The classification of these distributions for federal income tax purposes will be determined after October 31, 2011.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the period ended April 30, 2011, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $1,158,540 and $20,737,841, respectively.

Note 6 – Tender Offer:

On December 1, 2009, the Fund commenced an in-kind Tender Offer (“the Offer”) where the Fund agreed to purchase up to approximately 45% of the Fund’s outstanding common shares at 99.5% of the net asset value (“NAV”) per common share in exchange for a pro-rata portion of the Fund’s portfolio securities. Following the expiration of the Offer on January 4, 2010, the Fund accepted 4,085,893 properly tendered shares, representing approximately 45% of the Fund’s Common Shares outstanding, at a NAV per Common Share of approximately $16.24 (the“Repurchase Price”). The total value of assets of the Fund that was distributed in payment for such tendered Common Shares accepted in the Offer based on the Repurchase Price was $66,354,778.

26 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements (unaudited) continued

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2011 or the year ended October 31, 2010.

Transactions in common shares were as follows:
	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Beginning Shares	4,993,991	9,079,884
Shares repurchased through Tender Offer	–	4,085,893
Ending Shares	4,993,991	4,993,991

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares (“AMPS”), respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each series M7, W7, and F7 which fully redeemed all three series. At April 30, 2011, there were no preferred shares outstanding.

Note 8 – Borrowings:

On August 5, 2009, the Fund entered into a $30,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The credit facility agreement was increased to $33,000,000 on January 26, 2010, reduced to $10,250,000 on April 14, 2011 and subsequently increased to $20,000,000 on May 13, 2011. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the maximum amount committed from the counterparty and the amount borrowed. As of April 30, 2011, there was $10,250,000 outstanding in connection with the Fund’s credit facility. Effective May 16, 2011, the interest on the amount borrowed was changed and is now based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the amount borrowed. The average daily amount of the borrowings on the credit facility during the period ended April 30, 2011 was $30,863,260 with a related average interest rate of 1.25%. The maximum amount outstanding during the period was $33,000,000.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On May 2, 2011, the Board of Trustees declared a quarterly dividend of $0.125 per common share. The dividend was payable on May 31, 2011, to shareholders of record on May 13, 2011.

Semiannual Report l April 30, 2011 l 27

GGE l Guggenheim Enhanced Equity Strategy Fund

Supplemental Information | unaudited)

Federal Income Tax Information
In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Number of
Portfolios
in the Fund
Name, Address*, Year	Term of Office**	Principal Occupations during	Complex***
of Birth and Position(s)	and Length of	the Past Five Years and	Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Roman Friedrich III	Since 2004	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank	46	Director, Windstorm Resources, Inc. (2011-
Year of birth: 1946		and institutional broker-dealer specializing in capital intensive industries		Zincore Metals, Inc. (2009-present), GFM
Trustee		such as energy, metals and mining. Founder and President of Roman		Resources Ltd. (2005-present), Stratagold
		Friedrich & Company, Ltd. a mining and metals investment bank.		Corporation (2003-2009) and Gateway Gold Corp.
(2004-2008)
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	55	None
Year of birth: 1953		law, estate planning and business transactions from 2000-present.
Trustee		Formerly, Executive Vice President, General Counsel and
Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	52	Trustee, Bennett Group of Funds (2011-present)
Year of birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice
President and Manager of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(1982-1999).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial	46	Director of Peabody Energy Company
Year of Birth: 1942		and Economic Consulting, St. Louis office of Arthur Andersen, LLP.		(2003-present), GP Natural Resource
Trustee				Partners LLC (2002-present)
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President	53	None
Year of Birth: 1951		and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development (1987-1990) of
PepsiCo, Inc. (1987-1997).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
   -Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

   -Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of the shareholders.
   -Messrs. Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of the shareholders.

***	The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

28 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund l Supplemental Information (unaudited) continued

Officers
The officers of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year
of Birth and Position(s)	Term of Office** and	Principal Occupations During the Past
Held with Registrant	Length of Time Served	Five Years and Other Affiliations
Officers:
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC,
Year of Birth: 1959		Guggenheim Funds Distributors, Inc., and Guggenheim Funds Services Group, Inc.
Chief Executive Officer		(2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly,
Chief Legal Officer		Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc.
(2000-2007).
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim
Year of Birth: 1955		Funds Distributors, Inc. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Accounting Officer,		Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief
Chief Financial Officer		Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (2006
Year of birth: 1957		to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc.
Chief Compliance Officer		(2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc.
Year of birth: 1978		(2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho
Secretary		State Courts (2003-2006).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report l April 30, 2011 l 29

GGE l Guggenheim Enhanced Equity Strategy Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

30 l Semiannual Report l April 30, 2011

GGE l Guggenheim Enhanced Equity Strategy Fund

Report of the Board in Connection with the Approval of the Interim Investment Sub-Advisory Agreement and Investment Sub-Advisory
Agreement for Guggenheim Enhanced Equity Strategy Fund, formerly known as Claymore Dividend & Income Fund |

On March 7, 2011, the Board of Trustees (the“Board”) of the Guggenheim Enhanced Equity Strategy Fund (f/k/a Claymore Dividend & Income Fund) (the“Fund”) met in person to consider the approval of: (1) an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”) among the Fund, Guggenheim Funds Investment Advisors, LLC (“Adviser”) and Guggenheim Partners Asset Management, LLC (“GPAM”) and (2) an investment sub-advisory agreement (“Sub-Advisory Agreement”) among the Adviser, the Fund and GPAM. The Interim Sub-Advisory Agreement and the Sub-Advisory Agreement are together referred to as the“Advisory Agreements.”As part of its review process, the Board (all the members of which are not“interested persons”of the Adviser or GPAM, as defined in the Investment Company Act of 1940, as amended) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, GPAM and independent legal counsel. The members of the Board also had previously received, throughout the year, information regarding performance and operating results of the Fund.

Prior to the March 7, 2011 meeting of the Board, the Board considered various strategic alternatives for the Fund, in light of the Fund’s distribution rate and market price discount to net asset value and the tax characteristics of the Fund. In connection with this review, the Board considered the Adviser’s view that there is often a correlation between the level of a closed-end fund’s distribution rate and the market price at which it trades relative to net asset value, with a higher distribution rate having the effect of positively impacting the market price. The Board also considered the Adviser’s view that funds that invest primarily in equities and utilize a strategy with relatively low portfolio turnover, such as the Fund under the strategy employed by Manning & Napier Advisers, Inc. (“M&N”), generally generate lower income and generally offer lower distribution rates than other equity strategies used by closed-end funds. The Adviser provided the Board with a memorandum outlining its recommendation to modify the Fund’s investment strategies (as described herein) and retain GPAM as sub-adviser. On the basis of its evaluation, the Board concluded that the new investment strategy (as described herein) and the implementation of such investment strategy by GPAM would be in the best interest of the Fund and its shareholders, in light of the potential for the investment strategy to increase the earnings of the Fund, which may result in an increase in the amount of quarterly distributions payable by the Fund, and the tax characteristics of the Fund.

To assist the Board in assessing the nature and quality of services to be provided by GPAM, GPAM provided information about its organization, information comparing the investment performance of GPAM’s proposed strategy for the Fund, sub-advisory fees proposed to be received, fees that GPAM charges to other clients and the compliance program of GPAM, among other information.

The Board determined that it was in the best interests of the Fund to terminate the M&N sub-advisory agreement and to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement with GPAM. In reaching the conclusion to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement with GPAM, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the following.

With respect to the nature, extent and quality of services to be provided by GPAM, the Board considered the qualifications, experience and skills of GPAM's portfolio management and other key personnel. The Board considered GPAM's ability to achieve the Fund's primary investment objective of seeking a high level of current income with a secondary objective of capital appreciation, and noted information provided by the Adviser regarding GPAM's performance relative to the performance of other advisers and funds employing a covered call strategy. The Board considered the close collaboration between the Adviser and GPAM, an affiliate of the Adviser, in re-examining the Fund's investment strategy to allow the effective utilization of the capital loss carryforwards, the potential to increase the distribution rate and thereby decrease the Fund’s market price discount to net asset value and the potential to stabilize and grow the Fund's net asset value. The Board also considered that the Adviser and GPAM intended that the Fund continue to employ leverage.

In evaluating investment performance, the Board reviewed information provided by the Adviser including the return of GPAM’s covered call strategy, over the one month, six month, one year, three year and five year periods ended December 31, 2010, compared to the returns of other open-end and closed-end covered call funds and the return of the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the same periods.

The Board reviewed the sub-advisory fee proposed to be paid by the Adviser to GPAM and compared it to the fees charged by GPAM to other accounts with investment strategies comparable to the strategy proposed for the Fund. The Board noted that GPAM would be paid a sub-advisory fee under the Interim Sub-Advisory Agreement at a rate to reflect continuation of a fee waiver in effect through June 17, 2011. The Board considered that the Adviser had agreed to lower the annual advisory fee paid by the Fund by 0.05% effective June 17, 2011, for so long as the Fund’s sub-advisory contract is with an affiliate of the Adviser resulting in a net fee on managed assets of 0.80%.

With respect to the costs of services to be provided and profits to be realized by GPAM from its relationship with the Fund, the Board considered that GPAM was compensated by the Adviser and that the overall contractual advisory fee would be reduced by 0.05%.

The Board considered that the Adviser had agreed that the Fund would bear only a portion of the expenses of seeking shareholder approval of the change in the Fund’s investment sub-adviser, with a maximum out-of-pocket amount for the Fund of $125,000.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board did not anticipate significant economies of scale.

The Board considered other benefits to be derived by GPAM from its relationship with the Fund. The Board noted GPAM’s statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund other than that it is an affiliate of the Adviser.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that the approval of the Advisory Agreements is in the best interests of the Fund, taking into consideration such factors as it deemed appropriate in the exercise of its business judgment.

Semiannual Report l April 30, 2011 l 31

.

GGE l Guggenheim Enhanced Equity Strategy Fund

Fund Information |

Board of Trustees	Officers	Investment Sub-Adviser*
Randall C. Barnes	Kevin M. Robinson	Manning & Napier Advisors, Inc.
	Chief Executive Officer and	Fairport, New York
Roman Friedrich III	Chief Legal Officer	Guggenheim Partners Asset
Management, LLC
Robert B. Karn III	John Sullivan	Santa Monica, California
Chief Financial Officer,
Ronald A. Nyberg	Chief Accounting Officer
and Treasurer
Ronald E.Toupin, Jr.		Investment Adviser
and Administrator
* The Funds Board of Trustees approved the appointment	Bruce Saxon	Guggenheim Funds Investment
of Guggenheim Partners Asset Managers, LLC as invest-	Chief Compliance Officer	Advisors, LLC
ment sub-adviser and the termination of Manning &		Lisle, Illinois
Napier Advisors, Inc.’s investment sub-advisory agreement	Mark E. Mathiasen
with the Fund each effective as of May 16, 2011. See	Secretary
Note 3 on page X for more details.		Custodian and
Transfer Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheimfunds.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheimfunds.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

Semiannual Report l April 30, 2011 l 35

GGE l Guggenheim Enhanced Equity Strategy Fund

About the Fund Managers |

Manning & Napier Advisors, Inc.

Manning & Napier Advisors, Inc. serves as the Fund’s Investment Sub-Adviser. Manning & Napier has been a registered investment adviser since 1970. For nearly 40 years, Manning & Napier has focused on managing clients’ investments through a variety of market conditions, including five bear markets.The firm managed over $44 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans,Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of April 30, 2011. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

Investment Philosophy and Process

The Guggenheim Enhanced Equity Strategy Fund invests primarily in a systematic equity approach designed to offer a diversified equity portfolio of high-yielding securities, with portfolio expectations of providing competitive returns in positive market environments, but also provides protection during both market downturns and periods of falling interest rates. Stocks are selected from a broad universe based on high free cash flow yields and high dividend yields, and are also screened in an effort to exclude acute bankruptcy risk.

Manning & Napier believes that a focus on companies with high free cash flow yields and high dividend yields allows for investment in financially sound companies at attractive valuations. Because they believe both free cash flow and dividend yields are intrinsic signs of fundamental value that should be recognized over time by the market, the portfolio is uniquely positioned to take advantage of these long-term fundamental trends.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(6/11)

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

CEF-GGE-SAR-0411

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable for a semi-annual reporting period.

(b) Effective May 16, 2011, Guggenheim Partners Asset Management, LLC (“GPAM”), was appointed interim investment sub-adviser of the registrant for a period of up to 150 days or until shareholders of the registrant approve a new investment sub-advisory agreement, whichever comes first.  As interim investment sub-adviser for the registrant, GPAM is responsible for the day-to-day management of the registrant’s portfolio. GPAM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPAM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPAM’s strategic and tactical policy directives.

The following individuals at GPAM share primary responsibility for the management of the registrant’s portfolio and is provided as of June 30, 2011:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd	2011	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI	2011	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2011	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2011	Guggenheim Partners Asset Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2011	Guggenheim Partners Asset Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPAM Portfolio Managers as of March 31, 2011:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$709,664,493	0	$0
Other pooled investment vehicles	4	$1,889,953,127	3	$1,837,263,127
Other accounts	39	$48,439,355,753	1	$286,493,000

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$709,664,493	0	$0
Other pooled investment vehicles	2	$1,837,116,893	2	$1,837,116,893
Other accounts	32	$46,424,931,060	1	$286,493,000

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$183,673,000	0	$0
Other pooled investment vehicles	3	$73,836,626	2	$21,146,626
Other accounts	3	$280,538,000	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$183,673,000	0	$0
Other pooled investment vehicles	2	$63,033,000	1	$10,343,000
Other accounts	1	$3,712,000	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$183,673,000	0	$0
Other pooled investment vehicles	2	$63,033,000	1	$10,343,000
Other accounts	1	$3,712,000	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPAM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPAM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPAM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPAM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPAM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPAM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPAM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPAM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPAM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPAM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPAM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPAM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPAM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

GPAM compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPAM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPAM investments.  All GPAM employees are also eligible to participate in a 401(k) plan to which GPAM may make a discretionary match after the completion of each plan year.

Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$0
Anne Walsh	$0
Farhan Sharaff	$0
Jayson Flowers	$0
Jamal Pesaran	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was , recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:            /s/ Kevin M. Robinson

Name:      Kevin M. Robinson

Title:        Chief Executive Officer and Chief Legal Officer

Date:       July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Kevin M. Robinson

Name:      Kevin M. Robinson

Title:        Chief Executive Officer and Chief Legal Officer

Date:       July 8, 2011

By:            /s/ John Sullivan

Name:      John Sullivan

Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       July 8, 2011